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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 20, 1997


                                  RISCORP, INC.
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             (Exact name of registrant as specified in its charter)

           Florida                       0-27462                 65-0335150
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


                    1390 Main Street, Sarasota, Florida 34236
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               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:     (941) 951-2022
                                                   -----------------------------


                                       N/A
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          (Former name or former address, if changed since last report)
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         This document contains statements that constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended. The words "believe", "estimate", "expect", "intend", "anticipate", and similar expressions and variations thereof identify certain of such forward-looking statements, which speak only as of the dates on which they were made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those indicated in the forward-looking statements as a result of various factors. Readers are cautioned not to place undue reliance on these forward-looking statements.

ITEM 5. OTHER EVENTS.

         Frederick M. Dawson has been named as the Chief Executive Officer of RISCORP, Inc. (the "Company"). Mr. Dawson was also named a director of the Company. The Company's former Chief Executive Officer, William D. Griffin, will remain with the Company as a non-executive Chairman of the Board of Directors.

         James A. Malone, L. Scott Merritt and Richard A. Halloy resigned as members of the Company's Board of Directors. Mr. Malone will remain with the Company as President and Chief Operating Officer and Mr. Merritt will also remain with the Company as Senior Vice President, Chief Investment Officer and Treasurer. Mr. Halloy has resigned as Senior Vice President of the Company.

         Mr. Griffin entered into an agreement providing that until the earlier to occur of: (a) the 1998 Annual Shareholders' Meeting, or (b) Mr. Dawson ceasing to be Chief Executive Officer of the Company, he will not vote his shares to elect to or remove from the Board of Directors any individual without the unanimous approval of the other members of the Board of Directors. This agreement also provides that Mr. Griffin will vote his shares in favor of the election of himself, Mr. Dawson and the three current outside directors at the Company's 1997 Annual Shareholder Meeting.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit No.

10.1 Directors Agreement among RISCORP, Inc., William D. Griffin, Frederick M. Dawson, Seddon Goode, Jr., Walter L. Revell and George E. Greene III.

10.2 Employment Agreement between RISCORP, Inc., RISCORP Management Services, Inc. and Frederick M. Dawson.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 22, 1997                  RISCORP, INC.
                                    (Registrant)


                                    By: /s/ Frederick M. Dawson
                                       -----------------------------------------
                                       Frederick M. Dawson, Chief
                                       Executive Officer


                                                               Page 2 of 3 Pages
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                                  EXHIBIT INDEX

                                  RISCORP, INC.

                           Current Report on Form 8-K
                               Dated May 22, 1997


EXHIBIT NO.                              DESCRIPTION


10.1 Directors Agreement among RISCORP, Inc., William D. Griffin, Frederick M. Dawson, Seddon Goode, Jr., Walter L. Revell and George E. Greene III.

10.2 Employment Agreement between RISCORP, Inc., RISCORP Management Services, Inc. and Frederick M. Dawson.




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